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                                                                  EXHIBIT 99.(j)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and to the incorporation by reference in this Post-Effective Amendment Number 10 to the Registration Statement (Form N-1A) (No. 333-44423) of Legg Mason Charles Street Trust, Inc. of our report dated April 30, 2003, included in the 2003 Annual Report to shareholders.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
July 22, 2003